EXHIBIT 99.1

CARMIKE CINEMAS CONTRACTS TO INSTALL 2,300 DIGITAL CINEMA PROJECTION SYSTEMS FROM CHRISTIE/AIX
Monday December 19, 8:00 am ET

MORRISTOWN, N.J. and COLUMBUS, Ga., Dec. 19 /PRNewswire-FirstCall/ -- Access Integrated Technologies, Inc. ("AccessIT") (Amex: AIX - NEWS) and Carmike Cinemas, Inc. ("Carmike") (Nasdaq: CKEC - NEWS) jointly announced today that Carmike, the third largest national movie theatre circuit, has executed a contract with AccessIT's Christie/AIX subsidiary, for the installation of up to 2,300 Digital Cinema projection systems throughout the United States. With this agreement, Carmike and Christie/AIX will begin installing 2K DCI-compliant DLP Cinema(R) projectors. The rollout is scheduled to begin in January, 2006 and to be completed by October 31, 2007.

We are proud to have the opportunity to work with Carmike, not only one of the nation's largest theatre chains, but also one of the most forward-looking," commented Bud Mayo, President and Chief Executive Officer of AccessIT. "It would be hard to exaggerate the significance of today's development as a major milestone for the industry and for our respective companies, and we are privileged to be a partner in this important undertaking. Working together, Carmike, Christie and AccessIT are committed to elevating the movie going experience and to bringing the many benefits of digital to audiences in the months ahead."

Michael W. Patrick, Chairman of the Board, President and CEO of Carmike Cinemas, Inc. added, "We are eagerly looking forward to launching this rollout with Christie/AIX. Digital Cinema is the future of exhibition, combining eye-popping image quality that will dazzle moviegoers with unmatched programming flexibility. This flexibility will enable our company to capitalize on new programming options such as 3-D, live sporting events, and other alternative content while continuing to present traditional movies with the best picture and sound possible for even the longest of runs."

"The contract with Carmike is truly a tipping point for Digital Cinema. As a progressive company with clear vision, Carmike has identified Digital Cinema as the next growth and revenue opportunity for their business. We are very pleased that they have chosen DLP Cinema(R) from Christie, a proven technology, to bring the digital experience to the heartland of America," stated Jack Kline, President and COO, Christie USA. "The collaborative efforts of DCI, the studios and the exhibition community confirm that Digital Cinema is no longer just a dream -- it's real, and it's here to stay." AccessIT's Christie/AIX unit serves as the funding vehicle and administrator for the company's 4,000-screen digital cinema rollout plan expanded significantly from the total originally announced in June 2005. Christie/AIX will act as the financing intermediary between content-owners -- major studios and independent distributors, among others -- and exhibitors who will receive turnkey, DCI-compliant Digital Cinema systems including 2K projectors and related hardware and software. Bear, Stearns & Co. acts as the financial advisor to AccessIT.

A series of key developments preceded today's announcement; notably, formal contracts with The Walt Disney Company, Twentieth Century Fox, Universal Pictures, Sony Pictures Entertainment and most recently DreamWorks SKG. Initial deployments in the plan began in late October in theatres in Detroit, Michigan, owned by Emagine Entertainment, Inc. and at multiple locations in San Diego and Riverside County (CA) multiplexes owned by Ultrastar Theaters, Inc. Completion on these first 150 systems is anticipated before the close of the year.




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In a  related  development,  to  provide  equity  funding  for this  large-scale deployment, AccessIT intends to move forward with the filing of a common stock shelf registration in the very near future.

Access Integrated Technologies, Inc. (AccessIT) is an industry leader in offering a fully managed storage and electronic delivery service for owners and distributors of digital content to movie theaters and other venues. Supported by its robust platform of fail-safe Internet data centers, AccessIT is able to leverage the market-leading role of its Theatrical Distribution System (TDS) with its innovative digital delivery capabilities and in-theatre software systems to provide the highest level of technology available to enable the emerging Digital Cinema industry to transition from film without changing workflows. For more information on AccessIT, visit HTTP://WWW.ACCESSITX.COM.

Christie is a leader in visual solutions for world-class organizations, offering diverse applications for business, entertainment, and industry. A leading innovator in film projection since 1929 and a pioneer in projection systems since 1979, Christie has established a global reputation as a total service provider and the world's single source manufacturer of a variety of display technologies and solutions. Christie offers comprehensive solutions for cinema, large audience venues, control rooms, business presentations, training facilities, 3D and Virtual Reality, simulation and education as well as industrial and government environments. For more information on Christie's cinema solutions and to find a theatre with Christie DLP Cinema(R) projectors, visit HTTP://WWW.CHRISTIEDIGITAL.COM.

Carmike Cinemas, Inc. is a premiere motion picture exhibitor in the United States with 307 theatres and 2,469 screens in 37 states, as of September 30,
2005. Carmike's focus for its theatre locations is small to mid-sized communities with populations of fewer than 100,000. Carmike's common stock is traded on the NASDAQ National Market under the ticker symbol "CKEC." For more information visit Carmike's website, HTTP://WWW.CARMIKE.COM.

Safe  Harbor  Statement

Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of AccessIT officials during presentations about AccessIT, along with AccessIT 's filings with the Securities and Exchange Commission, including AccessIT 's registration statements, quarterly reports on Form 10-QSB and annual report on Form 10-KSB, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects," "anticipates," "intends," "plans," "could," "might,"
"believes,"  "seeks,"  "estimates"  or similar  expressions.  In  addition,  any

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statements concerning future financial  performance  (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by AccessIT's management, are
also  forward-looking   statements  as  defined  by  the  Act.   Forward-looking
statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about AccessIT, its technology, economic and market factors and the industries in which AccessIT does business, among other things. These statements are not guarantees of future performance and AccessIT undertakes no specific obligation or intention to update these statements after the date of this release. This press release is not an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

    DLP Cinema(R) is a registered trademark of Texas Instruments Inc.

    Contact:

    Suzanne Tregenza Moore              Michael Glickman
    AccessIT                            The Dilenschneider Group
    55 Madison Avenue                   212.922.0900
    Suite 300
    Morristown, NJ  07960
    973.290.0080
    HTTP://WWW.ACCESSITX.COM

    Dorina Belu
    Christie
    519.749.3323
    DORINA.BELU@CHRISTIEDIGITAL.COM
    HTTP://WWW.CHRISTIEDIGITAL.COM

    Judy Russell
    Carmike Cinemas, Inc.
    706.576.2737
    JRUSSELL@CARMIKE.COM
    HTTP://WWW.CARMIKE.COM